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                                   SUPPLEMENT
                             DATED AUGUST 18, 2006
     TO THE CLASS IA SHARES STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                     FOR HARTFORD HLS SERIES FUND II, INC.
                               DATED MAY 1, 2006

This supplement amends the SAI dated May 1, 2006. The SAI is revised as follows:

REVISED MANAGEMENT FEE SCHEDULES AND MANAGEMENT FEE WAIVERS FOR CERTAIN FUNDS

At a meeting held on August 1-2, 2006, the Board of Directors of Hartford HLS Series Fund II, Inc. (the "Company") approved the continuation of the management agreement between the Company and HL Investment Advisors, LLC ("HL Advisors"), the Funds' investment manager, and the sub-advisory agreements between HL Advisors and the Company's sub-advisers. In connection with this approval, HL Advisors agreed to reduce the contractual management fee for certain Funds and to voluntarily waive a portion of its management fees with respect to certain Funds.

HARTFORD BLUE CHIP STOCK HLS FUND

Effective January 1, 2007, HL Advisors has permanently reduced its management fee schedule for this fund. Accordingly, effective January 1, 2007, the fee schedule for Hartford Blue Chip Stock HLS Fund listed on page 34 of the SAI, under the heading "Investment Management Fees," is deleted and replaced with the following:

BLUE CHIP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                                  ANNUAL RATE
-------------------------------------------------------------------------------------
First $100 million                                                 0.850  %
Amount Over $100 million                                           0.800  %(1)

(1) HL Advisors has voluntarily agreed to waive 0.05% of its management fees until December 31, 2007.

CAPITAL OPPORTUNITIES HLS FUND

The current voluntary management fee waiver in place for the fund is being continued. Accordingly, under the heading "Investment Management Fees," on page 34 of the SAI, footnote 1 is deleted and replaced with the following:

(2) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2007.

LARGECAP GROWTH HLS FUND

The current voluntary management fee waiver in place for the fund is being continued. Accordingly, under the heading "Investment Management Fees," on page 34 of the SAI, footnote 3 is deleted and replaced with the following:

(3) HL Advisors has voluntarily agreed to waive 0.10% of its management fees until December 31, 2007.

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MIDCAP STOCK HLS FUND

The current voluntary management fee waiver in place for the fund is being continued. Accordingly, under the heading "Investment Management Fees," on page 34 of the SAI, footnote 4 is deleted and replaced with the following:

(4) HL Advisors has voluntarily agreed to waive 0.20% of its management fees until December 31, 2007.

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.

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